UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 13, 2006

National Presto Industries, Inc.

(Exact name of registrant as specified in its chapter)

Wisconsin	811-21874	39-0494170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way
Eau Claire, Wisconsin		54703-3703
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02   Results of Operations and Financial Condition

On November 13, 2006, the registrant issued a Quarterly Report regarding the registrant’s results of operations for the third quarter ended October 1, 2006, which is filed as Exhibit 99.1 to this Form 8-K. Although the report uses the format for and contains the footnotes and disclosures found in the SEC’s Form 10-Q, the figures have not been reviewed by an independent accountant. For this same reason, the certifications pursuant to the Sarbanes-Oxley Act of 2002 are not attached. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05   Costs Associated with Exit or Disposal Activities

On October 9, 2006, the Company decided to consolidate its adult incontinence production capabilities and, as a result, has begun the process of relocating its adult incontinence manufacturing equipment from its Marietta, Georgia facility to its Eau Claire, Wisconsin facility. This consolidation will take place during the 4th quarter of 2006 and the 1st quarter of 2007 and should ultimately help to improve the absorbent products segment’s long-term manufacturing efficiencies. The company issued a W.A.R.N. (Worker Adjustment and Retraining Notification) notice on October 9, 2006. The Company estimates the total cost of the relocation activities to be $1,200,000, including $700,000 for the disassembly, transportation, and installation of machinery and equipment, $200,000 for one-time termination benefits to affected employees, and $300,000 for other related costs. The Company’s estimates will be subject to refinement.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1  Quarterly Report of National Presto Industries, Inc. for the quarter ended October 1, 2006

This Current Report on Form 8-K contains “forward looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from historical results and those presently anticipated or projected. In addition to the factors discussed above, other important risk factors are delineated in the Company’s SEC reports, including its Form 10-K for the period ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.

(Registrant)

/s/ Maryjo Cohen

Date November 13, 2006	(Signature) Maryjo Cohen, President and Chief Executive Officer